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                                   NOAH FUND



                                 1-800-794-6624
                                 1-800-794-NOAH




                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2000

May 2000

Dear Fellow Shareholder:

Thank you for your confidence in and, therefore, investment in the NOAH FUND. We are pleased to present the Fund's investment results and semi-annual report for the period ending April 30, 2000.

Since the Fund's inception on May 17, 1996, to April 30, 2000, the NOAH FUND obtained a cumulative total return of 178.24%. The Fund's annualized total returns, which assume reinvestment of dividends, for the one- and three-year periods ending April 30, 2000, were 17.11% and 32.00%, respectively.

In recent months, the stock market has been subject to increased volatility, in large part, we believe, by repeated increases in the discount rate by the Federal Reserve Board. Nevertheless, the large capitalization companies in which the Fund invests generally have positive earnings reports and the resources and management depth to take advantage of new opportunities in turbulent markets. We continue to believe that, despite the current volatility in the market, the Fund remains a good core holding for investors who seek long-term growth with lower than average long-term risk.

We are also happy to report that the NOAH FUND is gaining recognition among investors and in the media. As of April 30, 2000, net assets in the NOAH FUND had grown to $18.3 million, and the Fund had more than 1,500 shareholders of record. We enjoyed meeting some of you at our NOAH FUND booth at the recent CNBC Investing Conference in Boston and hope that you have read the on-line article, "Go With God and Cisco" at www.CNNfn.com. By virtue of the NOAH FUND's total return for the three year period ending March 31, 2000, CNNfn ranked the Fund #1 among faith-based funds.* If you would like to read the article, you can visit NOAH's website, www.noahfund.com, where the article is posted, or call us at 610-561-0460, and we will mail you a copy. The NOAH FUND is now listed in the financial pages of many national newspapers, including The Wall Street Journal and Barron's. This will allow you to better track your investment in the Fund by referring to the Fund's ticker symbol, NOAHX.

Polestar Management Company, the NOAH FUND's investment adviser, is proud of its commitment to donate 10% of its 1% management fee to missions, discipleship and needs of the poor, as a charitable contribution. The 1999 tithe went to World Vision, Inc., Campus Crusade for Christ International, Inc., Urban Family Council, the Salvation Army, the Modesto Pregnancy Center and Prison Fellowship Ministries. Because the adviser, NOT the Fund, makes this charitable contribution it has no effect on the monetary value of your investment.

We thank you again for your continued confidence in the NOAH FUND. Please call me with any questions you may have at 610-651-0460.


In Jesus' Name,

/S/ WILLIAM L. VAN ALEN, JR.
----------------------------
William L. Van Alen, Jr.
President

* "Go with God and Cisco," CNNfn.com (April 21, 2000). CNNfn's source for its performance data was Weisenberger, a subsidiary of Thomson Financial.

Past performance is no guarantee of future results. Investment return and principal value of mutual funds will vary with market conditions. When you redeem your shares, they may be worth more or less than when you purchased them. Investing in socially responsible companies is subject to risk such as competitive industry conditions limited earnings history and a reliance on one or a limited number if products. For a complete discussion of risks, fees and expenses associated with investing in the Fund, please obtain a copy of the Fund's prospectus by calling 1-800-794-6624. You should read it carefully before you invest or send money. NOAH FUND is distributed by AmeriMutual Fund Distributors, Inc.



THE NOAH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Market
                                                        Shares    Value (Note 1)
                                                        ------------------------

COMMON STOCKS - 91.19%

ADVERTISING - 0.84%
Interpublic Group of Companies, Inc. ...........           1,400      $   57,400
Omnicom Group, Inc. ............................             900          81,956
TMP Worldwide, Inc.* ...........................             200          13,075
                                                                      ----------
                                                                         152,431
                                                                      ----------
AEROSPACE - 0.14%
United Technologies Corporation ................             400          24,875
                                                                      ----------

AIRLINES - 0.25%
Southwest Airlines Co. .........................           2,100          45,544
                                                                      ----------

AUTOMOTIVE & RELATED - 0.17%
Harley Davidson, Inc. ..........................             800          31,850
                                                                      ----------

BROADCASTING - 0.34%
RF Micro Devices, Inc.* ........................             600          62,437
                                                                      ----------

COMMERCIAL SERVICES - 0.21%
Concord EFS, Inc.* .............................           1,100          24,612
Convergys Corporation* .........................             200           8,800
MarchFirst, Inc.* ..............................             259           5,520
                                                                      ----------
                                                                          38,932
                                                                      ----------
COMMUNICATION SERVICES - 0.05%
Adelphia Communications Corporations* ..........             200           9,913
                                                                      ----------
COMPONENTS - 3.03%
JDS Uniphase Corp.* ............................           3,650         378,688
Metromedia Fiber Network, Inc.* ................           1,200          37,050
 Microchip Technology, Inc.* ...................             400          24,825
Millipore Corporation ..........................             400          28,675
PE Biosystems Group ............................           1,400          84,000
                                                                      ----------
                                                                         553,238
                                                                      ----------
COMPUTER HARDWARE - 7.23%
Dell Computer Corporation ......................           5,930         297,241
EMC Corporation* ...............................           1,100         152,831
Hewlett-Packard Company ........................           1,400         189,000
Linear Technology Corp.* .......................           1,400          79,975
Sun Microsystems, Inc.* ........................           3,350         307,991
Symbol Technologies, Inc. ......................           1,200          66,900
Veritas Software Corp.* ........................           2,100         225,258
                                                                      ----------
                                                                       1,319,196
                                                                      ----------



                       See notes to financial statements

                                       4


THE NOAH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                       Market
                                                          Shares  Value (Note 1)
                                                          ----------------------

COMPUTER SERVICES - 5.19%
Bea Systems, Inc.* .............................           1,800      $   86,850
CMGI, Inc.* ....................................             950          67,688
Comverse Technology, Inc.* .....................           1,890         168,564
First Data Corporation .........................             200           9,737
Go2Net, Inc.* ..................................           1,800         107,100
InfoSpace.com, Inc.* ...........................             650          46,678
Lycos, Inc.* ...................................             300          13,950
Mercury Interactive Corporation* ...............           1,800         162,000
SEI Investments Company ........................             200          23,875
Safeguard Scientifics, Inc.* ...................             300          12,525
VeriSign, Inc.* ................................             470          65,506
Yahoo!, Inc.* ..................................           1,400         182,350
                                                                      ----------
                                                                         946,823
                                                                      ----------

COMPUTER SOFTWARE - 14.88%
Adobe Systems, Inc. ............................             400          48,375
America Online, Inc.* ..........................           7,560         452,182
BroadVision, Inc.* .............................           3,900         171,356
Computer Associates International, Inc. ........           1,400          78,138
Exodus Communications, Inc.* ...................             800          70,750
I2 Technologies, Inc.* .........................             400          51,700
Inktomi Corp.* .................................             500          76,969
Intuit, Inc.* ..................................             600          21,563
Micromuse, Inc.* ...............................             550          53,969
Microsoft Corporation* .........................          12,300         857,925
Oracle Corporation* ............................           8,950         715,441
Rational Software Corporation* .................           1,000          85,125
Scient Corporation* ............................             100           5,400
Symantec Corporation* ..........................             200          12,487
Vignette Corporation* ..........................             300          14,456
                                                                      ----------
                                                                       2,715,836
                                                                      ----------
COMPUTER SYSTEMS - 0.34%
Brocade Communication Systems, Inc.* ...........             200          24,800
Redback Networks, Inc.* ........................             200          15,875
VerticalNet, Inc.* .............................             400          21,600
                                                                      ----------
                                                                          62,275
                                                                      ----------
DIVERSIFIED CONGLOMERATES - 1.08%
Corning, Inc. ..................................           1,000         197,500
                                                                      ----------
ELECTRONIC EQUIPMENT - 1.07%
Maxim Integrated Products, Inc.* ...............           1,300          84,256
Motorola, Inc. .................................             412          49,054
Vitesse Semiconductor Corporation* .............             920          62,617
                                                                      ----------
                                                                         195,927
                                                                      ----------


                       See notes to financial statements

                                       5


THE NOAH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Market
                                                          Shares  Value (Note 1)
                                                         -----------------------

ELECTRONIC-SEMICONDUCTORS - 20.74%
Altera Corporation* ............................             700      $   71,575
Analog Devices, Inc.* ..........................           2,000         153,625
Applied Materials, Inc.* .......................           3,660         372,634
Applied Micro Circuits Corporation* ............           2,200         283,525
Atmel Corporation* .............................             800          39,150
Broadcom Corporation Cl-A* .....................             680         117,215
Intel Corporation ..............................          10,600       1,344,213
KLA-Tencor Corporation* ........................             600          44,925
LSI Logic Corporation* .........................             800          50,000
Micron Technology, Inc.* .......................             100          13,925
Novellus Systems, Inc.* ........................             800          53,350
PMC-Sierra, Inc.* ..............................           2,050         393,344
QLogic Corporation* ............................           1,600         160,500
SDL, Inc.* .....................................             800         156,000
Texas Instruments, Inc. ........................           2,100         342,037
Xilinx, Inc.* ..................................           2,600         190,450
                                                                      ----------
                                                                       3,786,468
                                                                      ----------

ENTERTAINMENT & LEISURE - 0.44%
Liberty Media Group Cl A* ......................           1,600          79,900
                                                                      ----------
FINANCIAL SERVICES - 2.24%
American Express Company .......................             700         105,044
Charles Schwab Corporation .....................           1,900          84,550
Citigroup, Inc. ................................           2,012         119,588
MBNA Corporation ...............................           1,150          30,547
Paychex, Inc. ..................................           1,000          52,625
Providian Financial Corporation ................             185          16,292
                                                                      ----------
                                                                         408,646
                                                                      ----------

FOOD & BEVERAGE - 0.92%
Keebler Foods Co. ..............................             200           6,288
Pepsico, Inc. ..................................           3,200         117,400
SYSCO Corporation ..............................           1,200          45,150
                                                                      ----------
                                                                         168,838
                                                                      ----------

MACHINERY, GENERAL/INDUSTRIAL - 0.25%
Zebra Technologies Corporation* ................             800          45,600
                                                                       ---------
MEDICAL - DRUGS - 3.83%
IVAX Corporation* ..............................             450          12,319
Merck & Co, Inc. ...............................           3,930         273,135
Pfizer, Inc. ...................................           9,800         412,825
                                                                      ----------
                                                                         698,279
                                                                      ----------

                       See notes to financial statements

                                       6



THE NOAH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Market
                                                          Shares  Value (Note 1)
                                                         -----------------------

MEDICAL PRODUCTS - 2.17%
Affymetrix, Inc.* ..............................             200      $   27,012
Allergan, Inc. .................................           1,100          64,762
Amgen, Inc.* ...................................           2,000         112,000
Biomet, Inc. ...................................             600          21,413
Human Genome Sciences, Inc.* ...................           1,600         122,500
Medtronic, Inc. ................................             925          48,042
                                                                      ----------
                                                                         395,729
                                                                      ----------

NETWORKING PRODUCTS - 8.67%
3Com Corporation* ..............................             500          19,719
Adaptec, Inc.* .................................             200           5,400
Cisco Systems, Inc.* ...........................          20,768       1,439,806
Network Appliances, Inc.* ......................           1,600         118,300
                                                                      ----------
                                                                       1,583,225
                                                                      ----------

OIL, ENERGY & NATURAL GAS - 0.04%
BJ Services Co.* ...............................             100           7,025
                                                                     -----------
PHARMACEUTICALS - 0.85%
Andrx Corporation* .............................             200          10,237
Forest Laboratories, Inc.* .....................             400          33,625
Millennium Pharmaceuticals, Inc.* ..............           1,400         111,125
                                                                      ----------
                                                                         154,987
                                                                      ----------
PIPELINES - 0.29%
Dynegy, Inc. Cl A ..............................              69           4,515
Enron Corporation ..............................             700          48,781
                                                                      ----------
                                                                          53,296
                                                                      ----------

PRINTING - 0.19%
Electronics for Imaging, Inc.* .................             200          10,450
Valassis Communications, Inc.* .................             700          23,844
                                                                      ----------
                                                                          34,294
                                                                      ----------
RETAIL STORES - 8.64%
BJ's Wholesale Club, Inc.* .....................             900          31,894
Bed Bath & Beyond, Inc.* .......................             900          33,019
CVS Corporation ................................           1,850          80,475
Circuit City Stores- Circuit City Group ........             400          23,525
Costco Wholesale Corporation* ..................           2,000         108,125
Dollar Tree Stores, Inc.* ......................             400          23,150
Family Dollar Stores, Inc. .....................             400           7,625
The Gap, Inc. ..................................               1              18
Home Depot, Inc. ...............................           7,850         440,091
Kohl's Corporation* ............................             800          38,400
Lowe's Companies, Inc. .........................           1,400          69,300



                       See notes to financial statements

                                       7


THE NOAH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Market
                                                          Shares  Value (Note 1)
                                                        ------------------------

RETAIL STORES - 8.64% (con't)
Ross Stores, Inc. ..............................           2,400      $   49,800
Staples, Inc.* .................................           1,175          22,398
Tandy Corporation ..............................           1,300          74,100
Tiffany & Co. ..................................             100           7,269
Wal-Mart Stores, Inc. ..........................          10,250         567,594
                                                                      ----------
                                                                       1,576,783
                                                                      ----------

TELECOMMUNICATIONS - 7.10%
ADC Telecommunications, Inc.* ..................           1,800         109,350
Advanced Fibre Communications, Inc.* ...........             700          31,981
Allegiance Telecom, Inc.* ......................             600          42,450
Level 3 Communications, Inc.* ..................           1,250         111,250
MCI WorldCom, Inc. .............................           5,740         260,811
Nextel Communications, Inc. - Cl A* ............           1,100         120,381
Nortel Networks Corporation ....................           1,600         181,200
QUALCOMM, Inc.* ................................           2,400         260,250
SBC Communications, Inc. .......................           2,950         129,247
VoiceStream Wireless Corporation* ..............             400          39,600
Western Wireless Corporation* ..................             200           9,938
                                                                      ----------
                                                                       1,296,458
                                                                      ----------

TOTAL COMMON STOCKS (Cost $13,164,377) .........                      16,646,305
                                                                      ----------
MISCELLANEOUS ASSETS - 7.97%
        Evergreen Money Market Trust Cl Y
        (Cost $1,455,469)                              1,455,469       1,455,469
                                                                      ----------
TOTAL INVESTMENTS (Cost $14,619,846) ...... 99.17%                    18,101,774
Other Assets less Liabilities .............  0.83%                       151,875
                                           ------                     ----------

NET ASSETS ................................100.00%                   $18,253,649
                                           ======                     ==========

* Non-income producing investment.



                       See notes to financial statements

                                       8




THE NOAH FUND
STATEMENT OF ASSETS AND LIABILITIE
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

Assets:
        Investments, at market
                (identified cost $14,619,846) (Note 1)                  $ 18,101,774
        Receivables:
        Investment securities sold ..................................        169,024
        Funds shares sold ...........................................        113,039
        Dividends and interest ......................................          4,165
        Deferred organization costs (Note 1) ........................          1,832
        Prepaid expenses ............................................         46,954
                                                                        ------------
        Total assets ................................................     18,436,788
                                                                        ------------

Liabilities:
        Cash overdraft ..............................................         10,000
        Payables:
        Investment securities purchased .............................        136,193
        Due to advisor (Note 4) .....................................         14,613
        Accrued expenses ............................................         22,333
                                                                        ------------
        Total liabilities ...........................................        183,139
                                                                        ------------
        Net Assets ..................................................   $ 18,253,649
                                                                        ============

Net Assets Consist of:
        Common stock ................................................            727
        Additional capital paid-in ..................................     15,514,216
        Accumulated net investment loss .............................       (112,366)
        Accumulated realized loss on investments ....................       (630,856)
        Net unrealized gain on investments ..........................      3,481,928
                                                                        ------------
        Total Net Assets ............................................   $ 18,253,649
                                                                        ============

Share outstanding (500,000,000 shares of $0.001 par value authorized)        726,974
                                                                        ============

Net Asset Value, offering and redemption price per share ............   $      25.11
                                                                        ============


                       See notes to financial statements





THE NOAH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
        Interest .............................................................   $    19,736
        Dividends ............................................................        20,631
                                                                                 -----------
        Total investment income ..............................................        40,367
                                                                                 -----------

EXPENSES:
        Management fees (Note 4) .............................................        76,757
        Administration fee ...................................................        11,729
        Distribution fees (Note 4) ...........................................        19,189
        Accounting fee .......................................................         9,232
        Custodian fees .......................................................         2,418
        Amortization of organizational expenses (Note 1) .....................           881
        Professional fees ....................................................         8,056
        Registration fees ....................................................         9,934
        Transfer agency fees .................................................         9,232
        Reports to shareholders ..............................................         1,572
        Other ................................................................         3,733
                                                                                 -----------
        Total expenses .......................................................       152,733
                                                                                 -----------
        Net investment loss ..................................................      (112,366)
                                                                                 -----------

REALIZED & UNREALIZED GAIN ON INVESTMENTS:
        Net realized loss on investments .....................................      (629,183)
        Net change in unrealized appreciation on investments .................     2,330,279
                                                                                 -----------
        Net realized & unrealized gain on investments ........................     1,701,096
                                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................   $ 1,588,730
                                                                                 ===========


                       See notes to financial statements



THE NOAH FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   FOR THE SIX       FOR THE YEAR
                                                   MONTHS ENDED         ENDED
                                                  APRIL 30, 2000   OCTOBER 31, 1999
                                                  --------------   ----------------
                                                    (UNAUDITED)


Operations:
        Net investment loss .....................   $   (112,366)   $   (100,678)
        Net realized gain (loss) on investments .       (629,183)        739,622
        Net change in unrealized appreciation
             on investments .....................      2,330,279         695,503
        Net increase in net assets resulting
             from operations ....................      1,588,730       1,334,447

Distributions to shareholders from:
        Net realized gains ......................       (697,670)        (68,298)

Capital Share Transactions:
        Proceeds from shares sold ...............      7,439,989       6,727,306
        Proceeds from shares issued to
             holders in reinvestment of dividends        672,006          66,275
        Cost of shares redeemed .................       (847,240)       (552,301)
        Net increase in net assets from fund
                share transactions ..............      7,264,755       6,241,280
        Increase in net assets ..................      8,155,815       7,507,429

Net Assets:
Beginning of period .............................     10,097,834       2,590,405

End of period ...................................   $ 18,253,649    $ 10,097,834


                       See notes to financial statements



THE NOAH FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                May 17, 1996(1)
                                     Six months ended   Year Ended     Year Ended    Year Ended      through
                                      April 30, 2000    October 31,    October 31,   October 31,  October 31,
                                                           1999            1998         1997         1996
                                     ---------------------------------------------------------------------------
                                       (Unaudited)



Net asset value, beginning of period ...   $ 23.17        $ 17.31       $  13.23       $ 10.59       $ 10.00
                                           -------        -------       --------       -------       -------

Investment Operations:
Net investment income (loss) ...........     (0.19)(2)      (0.13)(2)      (0.10)(2)     (0.01)(2)      0.04
Net realized and unrealized
        gain on investments ............      3.72           6.43           4.27          2.69          0.55
                                           -------        -------       --------       -------       -------
        Total from investment operations      3.53           6.30           4.17          2.68          0.59
                                           -------        -------       --------       -------       -------
Distributions:
From net investment income .............      0.00           0.00           0.00         (0.04)         0.00
From net realized capital gains ........     (1.59)         (0.44)         (0.09)         0.00          0.00
                                           -------        -------       --------       -------       -------
        Total distributions ............     (1.59)         (0.44)         (0.09)        (0.04)         0.00
                                           -------        -------       --------       -------       -------

Net asset value, end of period .........   $ 25.11        $ 23.17       $  17.31       $ 13.23       $ 10.59
                                           =======        =======       ========       =======       =======

Total Return ...........................     16.10%(3)      37.06%         31.65%        25.41%         5.90%(3)

Ratios/supplemental data:
Net assets, end of period (in 000's) ...   $18,254        $10,098       $  2,590       $   961       $   466
Ratio of expenses
        to average net assets(4) .......      1.98%          2.15%          1.75%         1.75%         1.42%
Ratio of net investment loss to
        average net assets(4) ..........     (1.46)%        (1.56)%        (0.86)%       (0.18)%        0.86%
Portfolio turnover rate ................     33.46%         81.53%         66.49%        27.07%        21.61%



(1) Commencement of operations.
(2) Net investment loss per share is calculated using ending balances prior to the consideration of adjustments for permanent book and tax differences
(3) Not annualized
(4) Without expense waivers of $36,853, $51,285, $94,353 and $47,931 for the periods ending October 31, 1999, 1998, 1997 and 1996, respectively, the ratio of expenses to average net assets would have been 2.72%, 4.73%, 16.08% and 49.81% and the ratio of net investment loss to average net assets would have been (2.13)%, (3.85)%, (14.51)% and (47.52)%. There was no expense waiver for the six months ended April 30, 2000.


                       See notes to financial statements

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Noah Investment Group, Inc. (the "Company") was incorporated under the laws of the state of Maryland on December 16, 1992, and consists solely of the NOAH FUND (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The primary investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries, or companies in the business of aborting life before birth. The Fund became effective with the Securities and Exchange Commission (the "SEC") on May 10, 1996 and commenced operations on May 17, 1996.

        The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $17,797, have been paid by the Manager and will be reimbursed by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. On December 12, 1996, one of the original stockholders redeemed his shares which consisted of 50 percent of the seed money. This stockholder's proceeds were reduced by 50 percent of the unamortized deferred organization asset ($15,756 at that time). The unamortized deferred organization asset was reduced to $7,878 after the adjustment. The adjusted balance will be amortized over the remaining amortization period, not to exceed sixty months from the Fund's commencement of operations.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to additional capital paid-in.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions utilizing an identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                                  Six Months Ended   Year Ended
                                                     April 30,       October 31,
                                                      2000              1999
                                                  ----------------   -----------
                                                    (Unaudited)

       Shares sold ...............................      293,990         307,489
       Shares issued to holders in
               reinvestment of dividends .........       30,148           3,596
       Shares redeemed ...........................      (32,923)        (24,987)
                                                      ---------       ---------
       Net increase ..............................      291,215         286,098
                                                      =========       =========

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended April 30, 2000, were as follows:

                        Purchases..........     $10,821,519
                        Sales..............     $ 4,823,517

At April 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                        Appreciation.......    $  4,168,281
                        Depreciation.......        (686,353)
                                               ------------
                        Net appreciation on
                        investments........    $  3,481,928
                                               ============

At April 30, 2000, the cost of investments for federal income tax purposes was $14,619,846.

4. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into a Management Agreement with Polestar Management Company (the "Manager"). Pursuant to its Management Agreement with the Fund, the Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

The Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.20% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated upon approval of the Board of Directors. Prior to February 1, 1999, the Manager agreed to reimburse its management fee and other expenses to the extent that total operating expenses exceeded the annual rate of 1.75%.

Geewax, Terker & Company (the "sub-advisor") serves as the Fund's sub-investment advisor. The Manager compensates the sub-advisor under the terms of a sub-advisor agreement at a fee of $1.00 per annum until the average net assets of the Fund exceed $20,000,000. Upon reaching that level the sub-advisor will receive a monthly fee at the annual rate of 0.75% of the average daily net assets in excess of $20 million to $50 million; 0.50% of such assets in excess of $50 million to $100 million; and 0.35% of such assets in excess of $100 million.

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents. For the six months ended April 30, 2000, distribution fees incurred amounted to $19,189 which is 0.25% of the Fund's average daily net assets.

Martin V. Miller, Esq., an Officer of the Fund, furnishes legal services to the Fund. For the six months ended April 30, 2000, there were no such fees incurred by the Fund.

Certain directors and officers of the Fund are directors and officers of the Manager.

                       INVESTMENT AND MANAGEMENT SERVICES
                          POLESTAR MANAGEMENT COMPANY
                            GEEWAX TERKER & COMPANY

                                   CUSTODIAN
                           FIRST UNION NATIONAL BANK

                         TRANSFER, DIVIDEND DISBURSING
                         AND ACCOUNTING SERVICES AGENT
                          AMERICAND ATA SERVICES, INC.

                                    AUDITORS
                               SANVILLE & COMPANY